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                                                                    Exhibit 10.7
                                 20TH MAY 2002




                    WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

                   WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.

            WARBURG, PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, CV

            WARBURG, PINCUS NETHERLANDS INTERNATIONAL PARTNERS II, CV

                               BRITISH AIRWAYS PLC

                             WNS (HOLDINGS) LIMITED



                         =============================

                          REGISTRATION RIGHTS AGREEMENT
                                   RELATING TO
                             WNS (HOLDINGS) LIMITED

                         =============================

CLAUSE                                                             PAGE
1.      DEFINITIONS............................................     3

2.      REQUIRED REGISTRATIONS.................................     5

3.      INCIDENTAL REGISTRATION................................     6

4.      REGISTRATION PROCEDURES................................     7

5.      ALLOCATION OF EXPENSES.................................     8

6.      INDEMNIFICATION AND CONTRIBUTION.......................     9

7.      INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING..    11

8.      INFORMATION BY HOLDER..................................    11

9.      STAND-OFF AGREEMENT....................................    11

10.     LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS..........    12

11.     RULE 144 REQUIREMENTS..................................    12

12.     MERGERS, ETC...........................................    12

13.     TERMINATION............................................    13

14.     TRANSFERS OF RIGHTS....................................    13

15.     GENERAL................................................    13

16.     ENTIRE AGREEMENT.......................................    14

17.     AMENDMENTS AND WAIVERS.................................    14

18.     COUNTERPARTS...........................................    14

19.     SEVERABILITY...........................................    14

20.     GOVERNING LAW..........................................    14

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THIS REGISTRATION RIGHTS AGREEMENT is made on 20th May 2002

BETWEEN:

(1) WARBURG, PINCUS PRIVATE EQUITY VIII, L.P., constituted as a limited partnership in Delaware, USA, and whose principal place of business is at 466 Lexington Avenue, New York, NY 10017-3147, USA (WPPE);

(2) WARBURG, PINCUS INTERNATIONAL PARTNERS, L.P., constituted as a limited partnership in Delaware, USA, and whose principal place of business is at 466 Lexington Avenue, New York, NY 10017-3147, USA (WPIP);

(3) WARBURG, PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, CV., constituted as a Commanditaire Ventooschap in Holland, and whose principal place of business is at 466 Lexington Avenue, New York, NY 10017-3147, USA (WPNIP(1));

(4) WARBURG, PINCUS NETHERLANDS INTERNATIONAL PARTNERS II, CV., constituted as a Commanditaire Ventooschap in Holland, and whose principal place of business is at 466 Lexington Avenue, New York, NY 10017-3147, USA (WPNIP(2))

(5) BRITISH AIRWAYS PLC, a company incorporated in England and Wales (Registered No: 01777777) and having its registered office at Waterside, PO Box 365, Harmondsworth, Middlesex UB7 OGB (BA); and

(6)  WNS (HOLDINGS) LIMITED, a company incorporated in Jersey (Registered No:
     82262) and having its registered office at 22 Grenville Street, St Helier, Jersey JE4 8PX (the COMPANY).

WHEREAS:

(A) The Investors, BA, the Company and WNS (Mauritius) Limited have entered into an Investment Agreement dated of even date herewith (the INVESTMENT AGREEMENT).

(B) The Company and the Concerned Shareholders (as defined below) desire to provide for certain arrangements with respect to the registration of the ordinary shares in the capital of the Company under the Securities Act (as defined below).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

DEFINITIONS

1. As used in this Agreement, the following terms shall have the following respective meanings:

BA GROUP shall have the meaning set out in the Investment Agreement;

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BUSINESS DAY means a day (other than a Saturday or a Sunday) on which Banks generally are open for Business in New York and London;

COMMISSION means the United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act;

CONCERNED SHAREHOLDERS means each of the Investors and BA or the relevant member of its group (save that, in relation to Section 2, BA or the relevant member of its group will only be a CONCERNED SHAREHOLDER for so long as it holds not less than 20% of the Company's Shares calculated on a fully diluted basis) and any persons or entities to whom the rights granted under this Agreement are transferred by the Investors or BA, as applicable, pursuant to Section 14 hereof and their successors and CONCERNED SHAREHOLDER shall mean any one of them;

EXCHANGE means any securities exchange or nationally recognised quotation system on which similar securities issued by the Company are listed;

EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

INVESTORS means each of WPPE, WPIP, WPNIP(1) and WPNIP(2) and their successors pursuant to Section 14 hereof;

REGISTRABLE SHARES means all Shares held or thereafter acquired by a Concerned Shareholder including, (i) any Shares issued to, subscribed for or purchased by the Investors or BA in accordance with the Investment Agreement, (ii) any Shares issued or issuable upon the conversion or exercise of any other securities acquired by a Concerned Shareholder pursuant to the Investment Agreement, (iii) any Shares issued to, issuable to or acquired by a Concerned Shareholder as a result of the exercise by them of any statutory or contractual pre-emptive, tag along, first offer or other similar right, and (iv) any other Shares issued in respect of such Shares (because of share splits, stock dividends, reclassifications, recapitalizations, or similar events) and provided, however, that Shares which are Registrable Shares shall cease to be Registrable Shares
(i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) on such date as such Registrable Shares could be sold pursuant to Rule 144(k) or (iii) upon any sale in any manner to a person or entity which, by virtue of Section 14 of this Agreement, is not entitled to the rights provided by this Agreement;

REGISTRATION STATEMENT means a registration statement filed by the Company with the Commission for a public offering and sale of Shares (other than a registration statement on Form S-8, Form S-4 or Form F-4, their successors, any other form for a similar limited purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation);

REGISTRATION EXPENSES means the expenses described in Section 5;

SECURITIES ACT means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

SHARES means the issued ordinary shares of the Company for the time being and from time to time; and

The GBP symbol shall refer to the lawful currency, for the time being, of the United Kingdom.

REQUIRED REGISTRATIONS

2.(a) At any time after the closing of the Company's first underwritten public offering pursuant to a Registration Statement, a Concerned Shareholder or Concerned Shareholders may request the Company, in writing, to effect the registration on Form F-1 or F-2 (or any similar or successor form for which the Company then qualifies) of Registrable Shares. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Concerned Shareholders. Such Concerned Shareholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Concerned Shareholders may request in such notice of election provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Concerned Shareholders may not be included in the offering, then all Concerned Shareholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use reasonable efforts to effect the registration on Form F-1 or F-2 (or any similar or successor form for which the Company then qualifies) of all Registrable Shares which the Company has been requested to so register; provided that the Company shall not be required to effect any registration of Registrable Shares unless Registrable Shares are offered at an aggregate proposed offering price net of underwriting commissions of at least GBP5,000,000 or, such other amount that all the parties hereto shall agree; provided, however, any such agreed amount shall not conflict with any relevant legislation or any rules of the relevant Exchange.

(b) At any time after the Company becomes eligible to file a Registration Statement on Form F-3 (or any similar or successor form for which the Company then qualifies relating to secondary offerings), a Concerned Shareholder or Concerned Shareholders may request the Company, in writing, to effect the registration on Form F-3 (or any similar or successor form for which the Company then qualifies) of Registrable Shares. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Concerned Shareholders. Such Concerned Shareholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Concerned Shareholders may request in such notice of election provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Concerned Shareholders may not be included in the offering, then all Concerned Shareholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use reasonable efforts to effect the registration on Form F-3 (or any similar or successor form for which the Company then qualifies) of all Registrable Shares which the Company has been requested to so register; provided that the Company shall not be required to effect any registration of Registrable Shares unless Registrable Shares are offered at an aggregate proposed offering price net of underwriting commissions of at least GBP1,000,000 or, such other amount that all the parties hereto shall agree; provided, however, any such agreed amount shall not conflict with any relevant legislation or any rules of the relevant Exchange;

(c)   The Company shall not be required to effect:

      (i)   more than two registrations pursuant to paragraph (a) above;

      (ii) more than two registrations in any twelve month period pursuant to paragraph (b) above; and

      (ii) in any event, in the case where the relevant Concerned Shareholder requesting the registration is BA (or a member of the BA Group), more than one registration in any twelve month period pursuant to paragraph (a) or (b) above;

      provided, however, that, in each case, no Concerned Shareholder may make more than one request in any six month period; and

(d) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within sixty (60) days of the time of the request in a registered public offering as to which the Concerned Shareholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or, in the case of any such activity, the date such request, as the case may be, such right to delay a request to be exercised by the Company not more than once in any twelve month period.

INCIDENTAL REGISTRATION

3.(a) Whenever the Company proposes to file a Registration Statement, it will, prior to such filing, give written notice to all Concerned Shareholders of its intention to do so. Upon the written request of any Concerned Shareholder or

      Concerned Shareholders given within five Business Days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable efforts to cause all Registrable Shares which the Company has been requested by such Concerned Shareholder or Concerned Shareholders to register to be included in each Registration Statement to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Concerned Shareholder or Concerned Shareholders provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Concerned Shareholder.

(b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If, in the opinion of the managing underwriter, it is appropriate because of marketing factors and in order for the Company to sell securities in the offering within a price range acceptable to the Company to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes could be included therein provided, however, that no persons or entities other than the Company and the Concerned Shareholders shall be permitted to include securities in the offering. If the number of Registrable Shares and other Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration shall participate in the registration pro rata to the number of Shares requested to be included in the offering by such holder of Registrable Shares.

REGISTRATION PROCEDURES

4. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

(a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable efforts to cause that Registration Statement to become effective and remain effective;

(b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier of the sale of all Registrable Shares covered thereby or 90 days after the effective date thereof;

(c) as expeditiously as possible furnish to each selling Concerned Shareholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documents as the selling Concerned Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Concerned Shareholder; and

(d) as expeditiously as possible use its reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Concerned Shareholders shall reasonably request and do any and all other acts and things that may be necessary or desirable to enable the selling Concerned Shareholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Concerned Shareholder provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

If the Company has delivered preliminary or final prospectuses to the selling Concerned Shareholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act or because the prospectus contains a material misstatement or omission, the Company shall promptly notify the selling Concerned Shareholders, and, if requested, the selling Concerned Shareholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Concerned Shareholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Concerned Shareholders shall be free to resume making offers of the Registrable Shares.

ALLOCATION OF EXPENSES

5. The Company will pay all Registration Expenses of all registrations under this Agreement provided, however, that if a registration under Section 2 is withdrawn at the request of the Concerned Shareholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Concerned Shareholders after the date on which such registration was requested) and if the requesting Concerned Shareholders elect not to have such registration counted as a registration effected by the Company or requested by the Concerned Shareholders under Section 2, the requesting Concerned Shareholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, road show expenses, fees and expenses of any consultants or experts retained by the Company in connection with such registration, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Concerned Shareholders to represent the selling Concerned Shareholders, state Blue Sky fees and expenses (if any), fees and expenses of the Company's independent auditors but excluding underwriting discounts, selling commissions and the fees and expenses of selling Concerned Shareholders' own counsel (other than the counsel selected to represent all selling Concerned Shareholders).

INDEMNIFICATION AND CONTRIBUTION

6.(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will to the extent permitted by law indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or other expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, preliminary prospectus or final prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the preliminary or final prospectus and the Concerned Shareholder thereafter fails to deliver such preliminary or final prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Shares to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such Concerned Shareholder with a sufficient number of copies of the same. Such indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action is such settlement is effected without the consent of the Company.

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

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement provided, however, that the obligations of each Concerned Shareholders hereunder shall be limited to an amount equal to the proceeds to such Concerned Shareholder of Registrable Shares sold in connection with such registration.

(c) Each party entitled to indemnification under this Section 6 (the INDEMNIFIED PARTY) shall give notice to the party required to provide indemnification (the INDEMNIFYING PARTY) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defence of any such claim or any litigation resulting therefrom provided, however, that counsel for the Indemnifying Party, who shall conduct the defence of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed) and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defence at such party's expense provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interests between the Indemnified Party and the Indemnifying Party. No Indemnifying Party, in the defence of any such claim or litigation or to which an Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder shall, except with the consent of such Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. No Indemnified Party shall consent to entry of any judgement or settle any such claim or litigation without the prior written consent of the Indemnifying Party.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement or any controlling person of any such holder makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgement or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Concerned Shareholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Concerned Shareholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such selling Concerned Shareholder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion provided, however, that, in any such case (A) no such selling Concerned Shareholder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

UNDERWRITING AGREEMENT

7. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements and indemnities in favour of the underwriters to be performed by such issuer. The Company shall not be obliged under Section 2, to include any of the Concerned Shareholders' securities in such underwriting unless such Concerned Shareholders accept the terms of the underwriting as agreed between the Company and the underwriters.

INFORMATION BY HOLDER

8. In the event that any Concerned Shareholder includes Registrable Shares in any registration, such Concerned Shareholder shall furnish to the Company such information regarding such Concerned Shareholder and the distribution proposed by such Concerned Shareholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

STAND-OFF AGREEMENT

9. Each Concerned Shareholder, if requested by the Company and the managing underwriter of an offering by the Company of Shares pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Concerned Shareholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement provided, however, that all Concerned Shareholders holding not less than the number of Shares held by such Concerned Shareholder (including Shares issuable upon the conversion of convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

10. The Company shall not, without the prior written consent of the Concerned Shareholders (which consent shall not be unreasonably withheld), enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a NEW CONCERNED SHAREHOLDER) (a) to make a demand registration or (b) request an incidental or "piggy back" registration.

RULE 144 REQUIREMENTS

11. After the earliest of (i) the closing of the first sale of securities of the Company pursuant to a Registration Statement and (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act the Company agrees to:

(a) use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(b) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

MERGERS, ETC

12. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the Concerned Shareholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization provided, however, that the provisions of this
Section 12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Concerned Shareholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

TERMINATION

13. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the fifth anniversary of this Agreement.

TRANSFERS OF RIGHTS

14. This Agreement, and the rights and obligations of each Concerned Shareholder hereunder, may be assigned by such Concerned Shareholder to any person or entity to which Shares are transferred by such Concerned Shareholder in accordance with any contractual limitations on a transfer of Shares, and such transferee shall be deemed a Concerned Shareholder for purposes of this Agreement provided, however, that the transferee provides written notice of such assignment to the Company and provided further that, notwithstanding the foregoing, BA shall only be entitled to assign its rights under this Agreement to another member of the BA Group.

GENERAL

15. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid to the address (as notified in writing from time to time) of parties referred to in this Agreement and, in the case of the Investors, to the following addresses:

(a)   Party:                           WARBURG, PINCUS PRIVATE EQUITY VIII, L.P.

      Address:                         466 Lexington Avenue
                                       New York
                                       NY
                                       10017-3147
                                       USA
      Facsimile No:                    001 212 878 9359
      Attn. Of:                        Patrick Hackett/Tim Curt

      WITH A COPY TO:                  (i)  WARBURG PINCUS INTERNATIONAL, LLC

      Attn. Of:                        Jeremy Young
      Address:                         Almack House
                                       28 King Street
                                       St. James's
                                       London SW1Y 6QW
      Facsimile No.:                   020 7321 0881

                                       (ii) FRESHFIELDS BRUCKHAUS DERINGER

      Attn. Of:                        James Wood
      Address:                         65 Fleet Street
                                       London EC4Y 7HS
      Facsimile No.:                   020 7832 7001

(b)   Party:                           BRITISH AIRWAYS PLC

      Attn. Of:                        The Company Secretary
      Address:                         Waterside PO Box 365
                                       Harmondsworth
                                       UB7 0GB
      Facsimile No.:                   020 8738 9800

(c)   Party:                           WNS (HOLDINGS) LIMITED

      Address:                         22 Grenville Street
                                       St Helier
                                       Jersey JE4 8PX
      Facsimile No.:                   01534 609 333
      Attn. Of:                        The Company Secretary


Notices provided in accordance with this Section 15(a) shall be deemed delivered upon personal delivery or two Business Days after deposit in the mail.

ENTIRE AGREEMENT

16. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

AMENDMENTS AND WAIVERS

17. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, and the holders of at least 75% of the Registrable Shares provided, however, that this

Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. Terms of this Agreement, which affect the rights of BA hereunder, may be amended only with the prior written consent of BA. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

COUNTERPARTS

18. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

SEVERABILITY

19. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

GOVERNING LAW

20. This Agreement shall be governed by and construed in accordance with the laws of New York, without reference to its conflict of laws provisions.

Executed as of the date first written above

SIGNED by Tim Curt                                   )
a General Partner of WARBURG, PINCUS                 )
& CO. for and on                                     )  /s/  Tim Curt
behalf of WARBURG, PINCUS                            )
PRIVATE EQUITY VIII, L.P.                            )



SIGNED by Tim Curt                                   )
a General Partner of WARBURG, PINCUS                 )
& CO. for and on                                     )  /s/  Tim Curt
behalf of WARBURG, PINCUS                            )
INTERNATIONAL PARTNERS L.P.                          )



SIGNED by Tim Curt                                   )
a General Partner of WARBURG, PINCUS                 )
& CO. for and on                                     )  /s/  Tim Curt
behalf of WARBURG, PINCUS                            )
NETHERLANDS INTERNATIONAL                            )
PARTNERS I, CV                                       )


SIGNED by Tim Curt                                   )
a General Partner of WARBURG, PINCUS                 )
& CO. for and on                                     )  /s/  Tim Curt
behalf of WARBURG, PINCUS                            )
NETHERLANDS INTERNATIONAL                            )
PARTNERS II, CV                                      )



DULY SIGNED by                                       )
Chris Haynes                                         )
of BRITISH AIRWAYS PLC                               )  /s/  Chris Haynes
for and on behalf of                                 )
BRITISH AIRWAYS PLC                                  )


DULY SIGNED by                                       )
Pulak Prasad                                         )
of WNS (HOLDINGS) LIMITED                            )  /s/  Pulak Prasad
for and on behalf of                                 )
WNS (HOLDINGS) LIMITED                               )